EXHIBIT TO BE FILED BY EDGAR
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(c) 1    Amended and Restated Distribution Agreement, dated November 15, 1999, between Jersey Central Power & Light Company and Morgan Stanley & Co., Incorporated and J.P. Morgan Securities, Inc., as agents.